                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

              Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          December 1, 1997


                  Community Financial Corp.
------------------------------------------------------
(Exact name of registrant as specified in its charter)


      Illinois                 0-26292         37-1337630
----------------------------------------------------------------
(State or other jurisdiction  (Commission     (I.R.S. employer
of incorporation)             file number)   identification no.)


240 E. Chestnut Street, Olney, Illinois            62450-2295
----------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code:
                        (618) 395-8676
                        --------------

                         Not Applicable
----------------------------------------------------------------
 (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
---------------------

     On December 1, 1997, the Registrant completed its acquisition of MidAmerica Bank of St. Clair County, an Illinois-chartered commercial bank with a singe office located in O'Fallon, Illinois, and with total assets of approximately $19.3 million. The purchase price was cash totaling $5.6 million. For further information, reference is made to Registrant's press release dated December 1, 1997, which is attached hereto as
Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
--------------------------------------------------------------

     The following is a list of exhibits filed with this Current
Report on Form 8-K.

    Exhibit No.     Description
    -----------     ------------

      99.1          Press Release, dated December 1, 1997

                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               COMMUNITY FINANCIAL CORP.



Date: December 2, 1997         By:/s/ Shirley B. Kessler
                                  -------------------------
                                  Shirley B. Kessler
                                  President